Exhibit 77Q3.1

Registrant: American Century Investment Trust

File Number: 811-7822

Registrant CIK Number: 0000908406



The electronic format for filing FORM N-SAR does not provide adequate space for "responding fully to Items 15, 72DD, 73A, 74U and 74V. The complete answers are" as follows:



Item 15

Custodian:                                                 Sub-Custodian:
J.P. Morgan Chase & Company                               See Attachment A

Attachment A
a. Foreign Subcustodians:

Country                                                  Foreign Subcustodian

ARGENTINA                                                 JPMorgan Chase Bank
Buenos Aires
------------------------ -----------------------------------------------------
AUSTRALIA                         Australia and New Zealand Banking Group Ltd.
Melbourne
------------------------ -----------------------------------------------------
AUSTRIA                                                        J.P. Morgan AG
Frankfurt
------------------------ -----------------------------------------------------
BAHRAIN                                               National Bank of Bahrain
Manama
------------------------ -----------------------------------------------------
BANGLADESH                                             Standard Chartered Bank
Dhaka
------------------------ -----------------------------------------------------
BELGIUM                                                        J.P. Morgan AG
Frankfurt
------------------------ -----------------------------------------------------
BERMUDA                                           The Bank of Bermuda Limited
Hamilton
------------------------ -----------------------------------------------------
BOTSWANA                                     Barclays Bank of Botswana Limited
Gaborone
------------------------ -----------------------------------------------------
"BRAZIL                                                         Citibank, N.A."
Sao Paulo
------------------------ -----------------------------------------------------
BULGARIA                                                        ING Bank N.V.
Sofia
------------------------ -----------------------------------------------------
CANADA                                                   Royal Bank of Canada
Toronto
------------------------ -----------------------------------------------------
Royal Bank of Canada
Toronto
------------------------ -----------------------------------------------------
"CHILE                                                           Citibank, N.A"
Santiago
------------------------ -----------------------------------------------------
"CHINA - SHANGHAI                                                Citibank, N.A."
New York
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                           JPMorgan Chase Bank
Hong Kong
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
Santa Fe de Bogota
------------------------ ---- ------------------------------------------------
CROATIA                                            Privredna banka Zagreb d.d.
Zagreb
------------------------ ---- ------------------------------------------------
CYPRUS                                            The Cyprus Popular Bank Ltd.
Nicosia
------------------------ ---- ------------------------------------------------
"CZECH REPUBLIC                             Ceskoslovenska obchodni banka, a.s."
Prague
------------------------ ---- ------------------------------------------------
DENMARK                                                Nordea Bank Danmark A/S
Copenhagen
------------------------ ---- ------------------------------------------------
"ECUADOR                                                        Citibank, N.A."
Quito
------------------------ ---- ------------------------------------------------
"EGYPT                                                           Citibank, N.A."
Cairo
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
Tallinn
------------------------ -----------------------------------------------------
FINLAND                                                        J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
FRANCE                                                         J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
GERMANY                                                        J.P. Morgan AG
Frankfurt
------------------------ -----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
Accra
------------------------ -----------------------------------------------------
GREECE                                                         J.P. Morgan AG
Frankfurt
------------------------ -----------------------------------------------------
HONG KONG                                                 JPMorgan Chase Bank
Hong Kong
------------------------ -----------------------------------------------------
HUNGARY                                                           ING Bank Rt.
Budapest
------------------------ -----------------------------------------------------
ICELAND                                                      Islandsbanki-FBA
Reykjavik
------------------------ -----------------------------------------------------
INDIA                                       The Hongkong and Shanghai Banking
Corporation Limited
Mumbai
------------------------ -----------------------------------------------------
Standard Chartered Bank
Mumbai
------------------------ -----------------------------------------------------
INDONESIA                                   The Hongkong and Shanghai Banking
Corporation Limited
Jakarta
------------------------ -----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
Frankfurt
------------------------ -----------------------------------------------------
ISRAEL                                               Bank Leumi le-Israel B.M.
Tel Aviv
------------------------ -----------------------------------------------------
ITALY                                                          J.P. Morgan AG
Frankfurt
------------------------ -----------------------------------------------------
IVORY COAST                                                  Societe Generale
Paris
------------------------ -----------------------------------------------------
JAMAICA                                FirstCaribbean International Trust and
Merchant Bank (Jamaica) Limited
Kingston
------------------------ ----------------------------------------------------
JAPAN                                                     JPMorgan Chase Bank
Tokyo
------------------------ ----------------------------------------------------
JPMorgan Chase Bank
Tokyo
------------------------ ----------------------------------------------------
JORDAN                                                         Arab Bank Plc
Amman
------------------------ ----------------------------------------------------
KAZAKHSTAN                                           ABN AMRO Bank Kazakhstan
Almaty
------------------------ ----------------------------------------------------
KENYA                                          Barclays Bank of Kenya Limited
Nairobi
------------------------ ----------------------------------------------------
LATVIA                                                            Hansabanka
Riga
------------------------ ----------------------------------------------------
LEBANON                                                   JPMorgan Chase Bank
New York
------------------------ ----------------------------------------------------
LITHUANIA                                                 Vilniaus Bankas AB
Vilnius
------------------------ ----------------------------------------------------
LUXEMBOURG                                                   J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
MALAYSIA                                          HSBC Bank Malaysia Berhad
Kuala Lumpur
------------------------ ----------------------------------------------------
MALTA                                                 HSBC Bank Malta p.l.c.
Valletta
------------------------ ----------------------------------------------------
MAURITIUS                                  The Hongkong and Shanghai Banking
Corporation Limited
Port Louis
------------------------ ----------------------------------------------------
"MEXICO                                               Banco J.P. Morgan, S.A."
"                                                               Mexico, D.F"
------------------------ ----------------------------------------------------
"                                              Banco Nacional de Mexico, S.A."
"                                                               Mexico, D.F"
------------------------ ----------------------------------------------------
MOROCCO                                     Banque Commerciale du Maroc S.A.
Casablanca
------------------------ ----------------------------------------------------
NAMIBIA                                     Standard Bank of Namibia Limited
Windhoek
------------------------ ----------------------------------------------------
NETHERLANDS                                                   J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
NEW ZEALAND                                     National Bank of New Zealand
Wellington
------------------------ ----------------------------------------------------
*NIGERIA*                          The Standard Bank of South Africa Limited
Johannesburg
-----------------------------------------------------------------------------
NORWAY                                                   Den norske Bank ASA
Oslo
------------------------ ----------------------------------------------------
OMAN                                                          Oman Arab Bank
Muscat
------------------------ ----------------------------------------------------
"PAKISTAN                                                      Citibank, N.A."
Karachi
------------------------ ----------------------------------------------------
Deutsche Bank AG
Karachi
------------------------ ----------------------------------------------------
Standard Chartered Bank
Karachi
------------------------ ----------------------------------------------------
PERU                                               Banco de Credito del Peru
Lima
------------------------ ----------------------------------------------------
PHILIPPINES                                The Hongkong and Shanghai Banking
Corporation Limited
Manila
------------------------ ----------------------------------------------------
POLAND                                             Bank Rozwoju Eksportu S.A.
Warsaw
------------------------ ----------------------------------------------------
PORTUGAL                                                      J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
ROMANIA                                                         ING Bank N.V.
Bucharest
------------------------ ----------------------------------------------------
*RUSSIA*                                                  JPMorgan Chase Bank
New York
A/C JPMorgan Chase Bank London (USD NOSTRO
Account)
------------------------ --- ------------------------------------------------
JPMorgan Chase Bank
New York
A/C JPMorgan Chase Bank London (USD NOSTRO
Account)
---------------------------- ------------------------------------------------
SINGAPORE                                 Oversea-Chinese Banking Corporation
Singapore
------------------------ --- ------------------------------------------------
SLOVAK REPUBLIC                                  Vseobecno Uverova Banka S.A.
Bratislava
------------------------ --- ------------------------------------------------
SLOVENIA                           Bank Austria Creditanstalt d.d. Ljubljana
Ljubljana
------------------------ --- ------------------------------------------------
SOUTH AFRICA                       The Standard Bank of South Africa Limited
Johannesburg
------------------------ --- ------------------------------------------------
SOUTH KOREA                                 The Hongkong and Shanghai Banking
Corporation Limited
Seoul
------------------------ --- ------------------------------------------------
Standard Chartered Bank
Seoul
------------------------ --- ------------------------------------------------
SPAIN                                                         J.P. Morgan AG
Frankfurt
------------------------ ----------------------------------------------------
SRI LANKA                                   The Hongkong and Shanghai Banking
Corporation Limited
Colombo
------------------------ ----------------------------------------------------
SWEDEN                                                  Svenska Handelsbanken
Stockholm
------------------------ ----------------------------------------------------
SWITZERLAND                                                           UBS AG
Zurich
------------------------ -----------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
Taipei
------------------------ -----------------------------------------------------
The Hongkong and Shanghai Banking
Corporation Limited
Taipei
------------------------ -----------------------------------------------------
THAILAND                                               Standard Chartered Bank
Bangkok
------------------------ -----------------------------------------------------
"TUNISIA                           Banque Internationale Arabe de Tunisie, S.A."
Tunis
------------------------ -----------------------------------------------------
TURKEY                                                    JPMorgan Chase Bank
Istanbul
------------------------ -----------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
Kiev
------------------------------------------------------------------------------
U.A.E. The National Bank of Abu Dhabi                              Abu Dhabi
------------------------ -----------------------------------------------------
U.K.                                                                National
Westminster
Bank
London
------------------------ -----------------------------------------------------
"URUGUAY                                                      BankBoston, N.A"
Montevideo
------------------------ ----------------------------------------------------
U.S.A.                                                               JPMorgan
Chase
Bank
New
York
------------------------ ----------------------------------------------------
"VENEZUELA                                                      Citibank, N.A."
Caracas
------------------------ ----------------------------------------------------
VIETNAM                                     The Hongkong and Shanghai Banking
Corporation Limited
Ho Chi Minh City
------------------------ ----------------------------------------------------
ZAMBIA                                       Barclays Bank of Zambia Limited
Lusaka
------------------------ ----------------------------------------------------
ZIMBABWE                                    Barclays Bank of Zimbabwe Limited
Harare
------------------------ ---------------------------------------------------


For period ending  09/30/2003
Series Number:  1

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class 7,820
        2. Dividends for a second class of open-end company shares
        (000's omitted)
        Advisor Class 10
        A Class         -
        B Class         -
        C Class         -
73A.     Payments per share outstanding during the entire current period:
            1
        Dividends from net investment income
        Investor Class            -
2.       Dividends for a second class of open-end company shares
        Advisor Class                -
        A Class                         -
        B Class                         -
        C Class                         -

74U.     1. Number of shares outstanding (000's omitted)
            Investor Class 2,598,151
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
            Advisor Class   4,879
            A Class           103
            B Class            25
            C Class           102

77V.     1. Net asset value per share (to nearest cent)
        Investor Class $1.00
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class   $1.00
        A Class         $1.00
        B Class         $1.00
        C Class         $1.00

Series 3

72DD.       1. Total income dividends for which record date passed during the period. (000's omitted)
            Investor Class      3,611
        2. Dividends for a second class of open-end company shares (000's omitted)
            Advisor Class         187
            Institutional Class   5,613
            A Class                  24
            B Class                   5
            C Class                  11

73A.     Payments per share outstanding during the entire current period:
         3
         Dividends from net investment income
         Investor Class            0.1947
4.       Dividends for a second class of open-end company shares
         Advisor Class             0.1816
         Institutional  Class      0.2052
         A Class                   0.1808
         B Class                   0.1414
         C Class                   0.1554

74U.     1. Number of shares outstanding (000's omitted)
          Investor Class            17,729
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
          Advisor Class              862
         Institutional Class      27,090
         A Class                     224
         B Class                      49
         C Class                     109

77V.     1. Net asset value per share (to nearest cent)
        Investor Class            $10.50
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class             $10.50
        Institutional Class       $10.50
        A Class                   $10.50
        B Class                   $10.50
        C Class                   $10.50

Series 4

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class              2,043
        2. Dividends for a second
        class of open-end company shares (000's omitted)
        Advisor Class                   -
        A Class                         4
        B Class                         -
        C Class                         2

73A.     Payments per share outstanding during the entire current period:
        5. Dividends from net investment income
        Investor Class            0.1779
        6. Dividends for a second class of open-end company shares
        Advisor Class             0.1790
        A Class                   0.0729
        B Class                   0.0669
        C Class                   0.1594

74U.     1. Number of shares outstanding (000's omitted)
          Investor Class             9,491
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
           Advisor Class                43
           A Class                     947
           B Class                     108
           C Class                     362

77V.     1. Net asset value per share (to nearest cent)
          Investor Class              $ 6.38
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
          Advisor Class              $ 6.38
          A Class                    $ 6.38
          B Class                    $ 6.38
          C Class                    $ 6.38